SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
December 16, 2010

Community Trust Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Kentucky	61-0979818
(State or other jurisdiction of	(IRS Employer Identification Number)
Incorporation or organization)

346 North Mayo Trail
Pikeville, Kentucky	41501
(Address of principal executive offices)	(Zip code)

 (606) 432-1414
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁯           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⁯           Soliciting material pursuant to Rule 425 under the Securities Act (17 CFR 240.14a-12)
⁯           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))
⁯           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Item 5.02 -- Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Community Trust Bancorp, Inc. announced in a press release dated December 17, 2010 the addition of Anthony W. St. Charles as an "independent" director of its Board of Directors on December 16, 2010.  There was no arrangement or understanding between Mr. St. Charles and any other person pursuant to which he was selected as a director.  Mr. St. Charles is expected to serve on the Audit and Asset Quality Committee and the Risk and Compliance Committee of the Board of Directors. A copy of this press release is being furnished to the Securities and Exchange Commission pursuant to Item 5.02 of Form 8-K and is attached hereto as Exhibit 99.1.

Item 9.01 – Financial Statements and Exhibits

(d)           Exhibits

The following exhibit is filed with this report:

99.1	Press Release dated December 17, 2010

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMMUNITY TRUST BANCORP, INC.

Date: December 17, 2010	By:	/s/ Jean R. Hale
Jean R. Hale
Chairman, President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated December 17, 2010